MUNIVEST
PENNSYLVANIA
INSURED
FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
October 31, 1997



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011                                            #16744 -- 10/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MUNIVEST PENNSYLVANIA INSURED FUND

The Benefits and
Risks of
Leveraging

MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.



                 MuniVest Pennsylvania Insured Fund, October 31, 1997 DEAR SHAREHOLDER

For the year ended October 31, 1997, the Common Shares of MuniVest Pennsylvania Insured Fund earned $0.708 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.33%, based on a month-end per share net asset value of $13.28. Over the same period, the total investment return on the Fund's Common Stock was +11.12%, based on a change in per share net asset value from $12.68 to $13.28, and assuming reinvestment of $0.706 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Shares was +9.63%, based on a change in per share net asset value from $12.47 to $13.28, and assuming reinvestment of $0.353 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Shares had an average yield of 3.32%.

The Municipal Market Environment
Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates.

During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy
During the first part of the six-month period ended October 31, 1997, we basically maintained the strategy we had adopted in the six-month period ended July 31, 1997. This was because the US economy was growing at an above-average pace, with no signs that a slowdown was imminent. The FRB chose not to raise interest rates, which would have resulted in higher short-term interest rates. This decision was based on strong economic growth, with no visible signs of inflationary pressures.

During the last two months of the six-month period, the Fund's structure allowed it to perform well during periods of market improvement. In addition, we were able to take advantage of buying opportunities that occurred as a result of large increases in new-issue supply that started coming to market in August.

We continued our strategy of purchasing higher-quality, current coupon, income-oriented securities with extended call protection and selling short-call bonds. Through midSeptember when our outlook became positive toward the market, we believed that risk was biased toward lower rather than higher interest rates. We adopted a more aggressive portfolio strategy by reducing the Fund's cash reserve level, selling prerefunded bonds and increasing the Fund's duration with the purchase of performance-oriented securities.

Looking ahead, we expect to remain fully invested in the coming months in order to seek to enhance the Fund's dividend yield and performance. We believe that the turmoil in the world's equity markets in October is likely to remove concerns regarding the FRB's raising interest rates during the remainder of 1997 and early 1998.

In Conclusion
We appreciate your ongoing interest in MuniVest Pennsylvania Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

December 3, 1997


We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniVest Pennsylvania Insured Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in their Tax-Exempt Bond Divisions from 1978 to 1989.





PROXY RESULTS

During the six-month period ended October 31, 1997, MuniVest Pennsylvania Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
1. To elect the Fund's Board of Trustees:                 Herbert I. London        3,856,529             105,289
                                                          Robert R. Martin         3,859,144             102,674
                                                          Andre F. Perold          3,858,004             103,814
                                                          Arthur Zeikel            3,859,144             102,674


                                                                         Shares Voted     Shares Voted     Shares Voted
                                                                              For           Against          Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.     3,859,502         52,587           49,729

During the six-month period ended October 31, 1997, MuniVest Pennsylvania Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:


                                                                                 Shares Voted        Shares Withheld
                                                                                      For              From Voting
1. To elect the Fund's Board of Trustees:                 James H. Bodurtha           1,089               11
                                                          Herbert I. London           1,089               11
                                                          Robert R. Martin            1,089               11
                                                          Joseph L. May               1,089               11
                                                          Andre F. Perold             1,089               11
                                                          Arthur Zeikel               1,089               11


                                                                         Shares Voted     Shares Voted     Shares Voted
                                                                              For           Against          Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.       1,089             11               0





                                                                          MuniVest Pennsylvania Insured Fund, October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                   S&P       Moody's     Face                                                                        Value
STATE             Ratings    Ratings    Amount                  Issue                                              (Note 1a)

Pennsylvania --    AAA        Aaa       $3,050   Albert Gallatin, Pennsylvania, Area School District,
102.7%                                           GO, UT, Series A, 102.7% 6.30% due 9/01/2004 (b)(e)                 $3,385
                   AAA        Aaa        1,500   Allegheny County, Pennsylvania, Hospital Development
                                                 Authority, Health Center Revenue Bonds (University of
                                                 Pittsburgh Medical Center), Series B, 5.125% due 7/01/2022
                                                 (b)                                                                  1,444
                   NR*        Aa3          200   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                 (Commercial Development Parkway -- Center Mall Project),
                                                 VRDN, Series A, 3.65% due 5/01/2009 (a)                                200
                   AAA        Aaa        3,000   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                                 Revenue Bonds, 5.375% due 12/01/2024 (b)                             2,993
                   AAA        Aaa        1,600   Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                                 Series A, 6.50% due 11/01/2019 (c)                                   1,811
                   AAA        Aaa        2,550   Berks County, Pennsylvania, Refunding, Series 1995, 5.85% due
                                                 11/15/2018 (c)                                                       2,643
                   AAA        Aaa        1,000   Bethlehem, Pennsylvania, Area School District, UT, 6% due
                                                 3/01/2006 (b)(e)                                                     1,102
                   AAA        Aaa        2,550   Blair County, Pennsylvania, Hospital Authority Revenue Bonds
                                                 (Altoona Hospital Project), 6.375% due 7/01/2013 (d)                 2,771
                   AAA        Aaa        1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds (Grand
                                                 View Hospital), Series A, 5.25% due 7/01/2021 (d)                      967
                   AAA        Aaa        1,590   Bucks County, Pennsylvania, Water and Sewer Authority, Sewer
                                                 System Revenue Bonds, 6.75% due 12/01/2002 (c)(e)                    1,769
                   BBB+       NR*        1,500   Cumberland County, Pennsylvania, Municipal Authority Revenue
                                                 Bonds (Presbyterian Homes Inc. Project), 6% due 12/01/2026           1,536
                                                 Delaware County, Pennsylvania, IDA, PCR:
                   A1+        P1         2,600   (BP Oil Inc. Project), 3.70% due 12/01/2009 (a)                      2,600
                   AAA        Aaa        2,000   (Philadelphia Electric Company Project), Series A, 7.375% due
                                                 4/01/2021 (d)                                                        2,202
                   AAA        Aaa        5,000   Exeter Township, Pennsylvania, Sewer Authority, Revenue Refunding
                                                 Bonds (Berks County), 6.20% due 7/15/2002 (b)(e)                     5,409
                   AAA        Aaa        2,750   Hampton Township, Pennsylvania, School District, GO, UT, 6.75%
                                                 due 11/15/2004 (d)(e)                                                3,134
                   AAA        Aaa        1,000   Hollidaysburg, Pennsylvania, Area School District, Refunding,
                                                 UT, Series A, 5.25% due 6/01/2020 (b)                                  986
                   AAA        Aaa        3,280   Johnstown, Pennsylvania, Refunding, UT, 6.45% due 10/01/2019
                                                 (c)                                                                  3,587
                   AAA        Aaa        3,000   Lehigh County, Pennsylvania, General Purpose Authority Revenue
                                                 Bonds (Saint Luke's Hospital of Bethlehem), 6.25% due 7/01/2022
                                                 (d)                                                                  3,185
                   AAA        Aaa        3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
                                                 Power and Light Company Project), Series A, 6.40% due 11/01/2021
                                                 (b)                                                                  3,280
                   AAA        Aaa        3,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                                 Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                                 AMT, Series A, 7% due 12/01/2017 (d)                                 3,391
                   NR*        Aaa        1,000   North Allegheny, Pennsylvania, School District, GO, Series D,
                                                 5% due 5/01/2021 (c)                                                   960
                   AAA        Aaa        3,000   North Penn, Pennsylvania, Water Authority, Water Revenue Bonds,
                                                 7% due 11/01/2004 (c)(e)                                             3,484
                   AAA        Aaa        1,000   Northeastern, Pennsylvania, Hospital and Education Authority,
                                                 College Revenue Guaranteed Bonds (Luzerne County Community
                                                 College), 6.625% due 2/15/2005 (d)(e)                                1,129
                   AAA        Aaa        2,000   Northeastern, Pennsylvania, Hospital and Education Authority,
                                                 Health Care Revenue Bonds (Wyoming Valley Health Care), Series
                                                 A, 5.25% due 1/01/2026 (d)                                           1,943
                   BBB        Baa3       2,500   Pennsylvania Economic Development Financing Authority,
                                                 Wastewater Treatment Revenue Bonds (Sun Company Inc. -- R & M
                                                 Project), AMT, Series A, 7.60% due 12/01/2024                        2,888
                                                 Pennsylvania HFA, S/F Mortgage, AMT:
                   AA+        Aa2        1,000   Refunding, Series 60A, 5.85% due 10/01/2027                          1,015
                   AA+        Aa         2,500   Series 39B, 6.875% due 10/01/2024                                    2,698
                   AAA        Aaa        4,000   Pennsylvania State Higher Education Assistance Agency, Student
                                                 Loan Revenue Bonds, AMT, Series C, 7.15% due 9/01/2021 (d)           4,235
                   A1+        NR*          700   Pennsylvania State Higher Educational Facilities Authority,
                                                 Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                 Series B, 3.70% due 11/01/2027 (a)                                     700
                   AAA        Aaa        1,000   Philadelphia, Pennsylvania, GO, UT, 5% due 5/15/2025 (b)               950
                   A1+        VMIG1+       100   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                 Facilities Authority, Hospital Revenue Bonds (Children's Hospital
                                                 of Philadelphia Project), VRDN, 3.70% due 3/01/2027 (a)                100
                   AAA        Aaa        5,125   Philadelphia, Pennsylvania, Industrial Development Lease Authority
                                                 Revenue Bonds, Series A, 5.375% due 2/15/2027 (b)                    5,113
                                                 Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds
                   AAA        Aaa        1,000   Refunding, 5% due 6/15/2019 (b)                                        955
                   AAA        Aaa        1,155   Series A, 5% due 8/01/2022 (d)                                       1,104
                   A1+        NR*          300   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                                 Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                                 3.65% due 12/01/2022 (a)                                               300
                   AAA        Aaa        2,000   Solanco, Pennsylvania, School District, GO, UT, 6.30% due
                                                 2/15/2004 (c)(e)                                                     2,204
                   AAA        Aaa        5,000   Southeastern Pennsylvania, Transportation Authority Special
                                                 Revenue Bonds, 5.375% due 3/01/2022 (c)                              4,989
                                                                                                                  ---------

                   Total Investments (Cost -- $77,652) -- 102.7%                                                     83,162

                   Liabilities in Excess of Other Assets -- (2.7%)                                                   (2,206)
                                                                                                                  ---------
                   Net Assets -- 100.0%                                                                             $80,956
                                                                                                                  =========
               (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
               (b) MBIA Insured.
               (c) FGIC Insured.
               (d) AMBAC Insured.
               (e) Prerefunded.
                *  Not Rated.
                +  Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    Government Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of October 31, 1997
Assets:           Investments, at value (identified cost -- $77,652,079) (Note 1a)                             $83,161,842
                  Cash                                                                                              74,827
                  Interest receivable                                                                            1,362,978
                  Deferred organization expense (Note 1e)                                                            9,502
                  Prepaid expenses and other assets                                                                  5,767
                                                                                                             -------------
                  Total assets                                                                                  84,614,916
                                                                                                             -------------

Liabilities:      Payables:
                  Securities purchased                                                       $3,474,511
                  Dividends to shareholders (Note 1f)                                            62,304
                  Investment adviser (Note 2)                                                    36,357          3,573,172
                                                                                          -------------
                  Accrued expenses and other liabilities                                                            85,743
                                                                                                             -------------
                  Total liabilities                                                                              3,658,915
                                                                                                             -------------

Net Assets:       Net assets                                                                                   $80,956,001
                                                                                                             =============

Capital:          Capital Shares (unlimited number of shares authorized) (Note 4):
                  Preferred Shares, par value $.05 per share (1,100 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference)                          $27,500,000
                  Common Shares, par value $.10 per share (4,024,856 shares issued and
                  outstanding)                                                                 $402,486
                  Paid-in capital in excess of par                                           55,795,641
                  Undistributed investment income -- net                                        303,379
                  Accumulated realized capital losses on investments -- net (Note 5)         (8,555,268)
                  Unrealized appreciation on investments -- net                               5,509,763
                                                                                          -------------
                  Total -- Equivalent to $13.28 net asset value per Common Share
                  (market price -- $12.25)                                                                      53,456,001
                                                                                                             -------------
                  Total capital                                                                                $80,956,001
                                                                                                             =============
                * Auction Market Preferred Shares.

                  See Notes to Financial Statements






STATEMENT OF OPERATIONS

                        For the Year Ended October 31, 1997

Investment              Interest and amortization of premium and discount earned                                    $4,497,690
Income (Note 1d):

Expenses:               Investment advisory fees (Note 2)                                    $397,766
                        Commission fees (Note 4)                                               69,773
                        Professional fees                                                      69,667
                        Transfer agent fees                                                    35,619
                        Printing and shareholder reports                                       30,043
                        Trustees' fees and expenses                                            22,908
                        Accounting services (Note 2)                                           21,952
                        Listing fees                                                           16,342
                        Amortization of organization expenses (Note 1e)                        12,798
                        Custodian fees                                                          6,976
                        Pricing fees                                                            5,478
                        Other                                                                  13,356
                                                                                          -----------
                        Total expenses                                                                                 702,678
                                                                                                                   -----------
                        Investment income -- net                                                                     3,795,012
                                                                                                                   -----------

Realized &              Realized gain on investments -- net                                                            480,878
Unrealized Gain on      Change in unrealized appreciation on investments -- net                                      1,891,454
Investments --                                                                                                     -----------
Net (Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                        $6,167,344
                                                                                                                   ===========

                        See Notes to Financial Statements






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year Ended
                                                                                                             October 31,
                       Increase (Decrease) in Net Assets:                                                1997          1996

Operations:            Investment income -- net                                                        $3,795,012     $3,873,514
                       Realized gain (loss) on investments -- net                                         480,878       (886,000
                       Change in unrealized appreciation on investments -- net                          1,891,454            109
                                                                                                    -------------  -------------
                       Net increase in net assets resulting from operations                             6,167,344      2,987,623
                                                                                                    -------------  -------------

Dividends to           Investment income -- net:
Shareholders           Common Shares                                                                   (2,840,678)    (2,910,646)
(Note 1f):             Preferred Shares                                                                  (920,337)      (966,790)
                                                                                                    -------------  -------------
                       Net decrease in net assets resulting from dividends to shareholders             (3,761,015)    (3,877,436)
                                                                                                    -------------  -------------

Capital Share          Value of shares issued to Common Shareholders in reinvestment of dividends              --         72,730
Transactions                                                                                        -------------  -------------
(Note 4):              Net increase in net assets derived from capital share transactions                      --         72,730
                                                                                                    -------------  -------------

Net Assets:            Total increase (decrease) in net assets                                          2,406,329       (817,083)
                       Beginning of year                                                               78,549,672     79,366,755
                                                                                                    -------------  -------------
                       End of year*                                                                   $80,956,001    $78,549,672
                                                                                                    =============  =============

                     * Undistributed investment income -- net                                            $303,379       $269,382
                                                                                                    =============  =============

                       See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                                                       For the
                                                                                                                       Period
                     The following per share data and ratios have been derived                                         July 30,
                     from information provided in the financial statements.                                           1993+ to
                                                                               For the Year Ended October 31,          Oct. 31,
                                                                          1997        1996       1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period               $12.68      $12.91      $11.54      $14.70      $14.18
Operating                                                            ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                              .95         .97        1.01        1.05         .25
                     Realized and unrealized gain (loss) on
                     investments -- net                                    .59        (.23)       1.37       (3.08)        .64
                                                                     ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                     1.54         .74        2.38       (2.03)        .89
                                                                     ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions to Common
                     Shareholders:
                     Investment income -- net                             (.71)       (.73)       (.75)       (.86)       (.13)
                     Realized gain on investments -- net                    --          --          --        (.06)         --
                                                                     ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions to Common
                     Shareholders                                         (.71)       (.73)       (.75)       (.92)       (.13)
                                                                     ---------   ---------   ---------   ---------   ---------
                     Capital charge resulting from issuance of Common
                     Shares                                                 --          --          --          --        (.05)
                                                                     ---------   ---------   ---------   ---------   ---------
                     Effect of Preferred Share activity:++
                     Dividends and distributions to Preferred
                     Shareholders:
                     Investment income -- net                             (.23)       (.24)       (.26)       (.20)       (.03)
                     Realized gain on investments -- net                    --          --          --        (.01)         --
                     Capital charge resulting from issuance of
                     Preferred Shares                                       --          --          --          --        (.16)
                                                                     ---------   ---------   ---------   ---------   ---------
                     Total effect of Preferred Share activity             (.23)       (.24)       (.26)       (.21)       (.19)
                                                                     ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of period                     $13.28      $12.68      $12.91      $11.54      $14.70
                                                                     =========   =========   =========   =========   =========
                     Market price per share, end of period              $12.25     $11.625     $11.875     $10.875      $15.00
                                                                     =========   =========   =========   =========   =========

Total Investment     Based on market price per share                     11.80%       3.98%      16.58%     (22.20%)       .92%++++
Return:**                                                            =========   =========   =========   =========   =========
                     Based on net asset value per share                  11.12%       4.32%      19.44%     (15.76%)      4.62%++++
                                                                     =========   =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                        .88%        .90%        .83%        .51%        .90%*
Net Assets:***                                                       =========   =========   =========   =========   =========
                     Expenses                                              .88%        .90%        .95%        .86%        .90%*
                                                                     =========   =========   =========   =========   =========
                     Investment income -- net                             4.77%       4.91%       5.33%       5.24%       5.27%*
                                                                     =========   =========   =========   =========   =========

Supplemental         Net assets, net of Preferred Shares, end of
Data:                period (in thousands)                             $53,456     $51,050     $51,867     $46,390     $57,869
                                                                     =========   =========   =========   =========   =========
                     Preferred Shares outstanding, end of period
                     (in thousands)                                    $27,500     $27,500     $27,500     $27,500     $27,500
                                                                     =========   =========   =========   =========   =========
                     Portfolio turnover                                  61.03%     113.65%      73.19%      93.00%      22.31%
                                                                     =========   =========   =========   =========   =========

Leverage:            Asset coverage per $1,000                          $2,944      $2,856      $2,886      $2,687      $3,104
                                                                     =========   =========   =========   =========   =========

Dividends            Investment income -- net                             $837        $879        $966        $721        $119
Per Share on                                                         =========   =========   =========   =========   =========
Preferred Shares
Outstanding:+++

                   * Annualized.
                  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 *** Do not reflect the effect of dividends to Preferred Shareholders.
                   + Commencement of operations.
                  ++ The Fund's Preferred Shares were issued on September 2, 1993.
                 +++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




                 MuniVest Pennsylvania Insured Fund, October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $48,150,876 and $45,748,378, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                        Realized          Unrealized
                                     Gains (Losses)         Gains

Long-term investments                  $602,735           $5,509,763
Short-term investments                 (121,857)                  --
                                     ----------           ----------
Total                                  $480,878           $5,509,763
                                     ==========           ==========

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,509,763, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $77,652,079.

4. Capital Shares Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 1997 remained constant and during the year ended October 31, 1996 increased by 5,823 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1997 was 3.55%.

As of October 31, 1997, there were 1,100 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $40,388 as commissions.

5. Capital Loss Carryforward:
At October 31 1997, the Fund had a net capital loss carryforward of approximately $8,129,000, of which $4,058,000 expires in 2002, $3,117,000 expires in 2003 and $954,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 6, 1997, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.062674 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.



INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders,
MuniVest Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Pennsylvania Insured Fund as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period July 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Pennsylvania Insured Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1997



PORTFOLIO INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest
Pennsylvania Insured Fund during its taxable year ended October 31, 1997, qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVP